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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 33-67854

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 25, 2001

                              CMI INDUSTRIES, INC.
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                 57-0836097
  --------------------------------------------------------------------
  (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NO.)

         1301 GERVAIS STREET, SUITE 700, COLUMBIA, SOUTH CAROLINA 29201
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (803) 771-4434
                                                            --------------

                                 NOT APPLICABLE
              ----------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

         Incorporation of Information by Reference

         Pursuant to Instruction F of Current Report on Form 8-K, the information contained in the Press Release of CMI Industries, Inc. dated September 26, 2001, attached hereto as Exhibit 99.1, is incorporated herein by reference.

         CMI Industries, Inc. Enters 30-Day Grace Period

         CMI Industries, Inc. is continuing to work with an informal committee of holders of CMI's outstanding 9 1/2% Senior Subordinated Notes to implement a comprehensive restructuring plan, since CMI and the informal committee reached an agreement in principle to continue the operations of CMI's profitable subsidiary, Elastic Fabrics of America LLC, and to liquidate the remaining assets of CMI in an orderly fashion. As contemplated by the agreement in principle between CMI and the informal committee, CMI has entered into the 30-day grace period for payment of CMI's October 1st Senior Subordinated Note interest payment.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) not applicable.

         (c)      Exhibits.

                  99.1     Press Release issued by CMI Industries, Inc. dated
                           September 26, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CMI INDUSTRIES, INC.


Date:  October 1, 2001                       By: /s/ JAMES A. OVENDEN
                                                 ------------------------------
                                                 James A. Ovenden
                                                 Senior Vice President and
                                                 Chief Financial Officer


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